Exhibit 99.1

LNB Bancorp, Inc. Reports Second Quarter 2013 Results

  Net income available to common shareholders of $1.7 million, a 52% increase from second quarter of last year
  Noninterest income of $3.1 million, a 21% improvement
  Nonperforming assets declined by $8.7 million, or 24%

LORAIN, Ohio--(BUSINESS WIRE)--July 25, 2013--LNB Bancorp, Inc. (NASDAQ:LNBB) (“LNB” or the “Company”) today reported financial results for the second quarter 2013. Net income available to common shareholders was $1.7 million, or $0.18 per common share, compared to $1.1 million, or $0.14 per common share, for the year-ago quarter. Net income available to common shareholders for the first six months of 2013 was $2.6 million, or $0.29 per share.

Noninterest income was $3.1 million for the second quarter of 2013 compared to $2.5 million for the prior-year second quarter. This 21% year over year increase was driven primarily by growth in mortgage and indirect auto lending businesses. Noninterest income for the first six months of 2013 was $6.4 million, up $986,000, or 18%, from the same six month period in 2012.

“Although interest rates increased at the end of the quarter, overall we posted a healthy gain on the sale of loans of $587,000 for the quarter, up 186% from $205,000 earned in the second quarter of 2012,” stated Daniel E. Klimas, president and chief executive officer of LNB Bancorp. “Noninterest income growth has helped to offset our margin compression. The growth in mortgage revenue was largely the result of strategic investments made in 2012 to expand our sales and credit teams,” added Klimas.

Noninterest expense was $8.6 million for the second quarter of 2013 compared with $9.0 million in the same period of 2012, a decrease of 4.7%. “Expense management continues to be a key contributor to our success,” stated Klimas.

The Company continues to make progress on improving credit quality as non-performing assets at the end of the second quarter of 2013 declined by $8.7 million from the second quarter of 2012. The ratio of non-performing assets to total assets at June 30, 2013 was 2.28%, down from 3.02% at June 30, 2012. The provision for loan losses was $1.1 million in the second quarter of 2013, down $617,000 from the 2012 second quarter, reflecting the Company’s improvement in credit quality. Net charge-offs were $1.0 million for the second quarter of 2013, or 0.47% of average loans (annualized), compared to $1.5 million, or 0.69% of average loans (annualized), in the second quarter of 2012.

Operating revenue, including net interest income on a fully tax equivalent basis (“FTE”) plus noninterest income from operations, was $12.2 million for the second quarter of 2013, which was down $397,000, or 3.1%, from the second quarter of the prior year. The net interest margin (FTE) for the second quarter of 2013 was 3.20%, a decline of 3 basis points compared to the first quarter 2013, and a decline of 41 basis points from the 2012 second quarter.

Total assets at June 30, 2013 were $1.22 billion, up $10.3 million, or 0.9%, from June 30, 2012. Total deposits at June 30, 2013 were $1.04 billion, up $15.7 million, or 1.5%, from June 30, 2012.

About LNB Bancorp, Inc.

LNB Bancorp, Inc. is a $1.2 billion bank holding company. Its major subsidiary, The Lorain National Bank, is a full-service commercial bank, specializing in commercial, personal banking services, residential mortgage lending and investment and trust services. The Lorain National Bank and its Morgan Bank division serve customers through 20 retail-banking locations and 28 ATMs in Lorain, Erie, Cuyahoga and Summit counties. North Coast Community Development Corporation is a wholly owned subsidiary of The Lorain National Bank. For more information about LNB Bancorp, Inc., and its related products and services or to view its filings with the Securities and Exchange Commission, visit us at http://www.4lnb.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Terms such as "will," "should," "plan," "intend," "expect," "continue," "believe," "anticipate" and "seek," as well as similar comments, are forward-looking in nature. Actual results and events may differ materially from those expressed or anticipated as a result of risks and uncertainties which include but are not limited to: a worsening of economic conditions or slowing of any economic recovery, which could negatively impact, among other things, business activity and consumer spending and could lead to a lack of liquidity in the credit markets; changes in the interest rate environment which could reduce anticipated or actual margins; increases in interest rates or further weakening of economic conditions that could constrain borrowers’ ability to repay outstanding loans or diminish the value of the collateral securing those loans; market conditions or other events that could negatively affect the level or cost of funding, affecting the Company’s ongoing ability to accommodate liability maturities and deposit withdrawals, meet contractual obligations, and fund asset growth, and new business transactions at a reasonable cost, in a timely manner and without adverse consequences; changes in political conditions or the legislative or regulatory environment, including new or heightened legal standards and regulatory requirements, practices or expectations, which may impede profitability or affect the Company’s financial condition (such as, for example, the Dodd-Frank Act and rules and regulations that have been or may be promulgated under the Act); persisting volatility and limited credit availability in the financial markets, particularly if market conditions limit the Company’s ability to raise funding to the extent required by banking regulators or otherwise; significant increases in competitive pressure in the banking and financial services industries, particularly in the geographic or business areas in which the Company conducts its operations; limitations on the Company’s ability to return capital to shareholders, including the ability to pay dividends, and the dilution of the Company’s common shares that may result from, among other things, funding any repurchase or redemption of the Company’s outstanding preferred stock; adverse effects on the Company’s ability to engage in routine funding transactions as a result of the actions and commercial soundness of other financial institutions; general economic conditions becoming less favorable than expected, continued disruption in the housing markets and/or asset price deterioration, which have had and may continue to have a negative effect on the valuation of certain asset categories represented on the Company’s balance sheet; increases in deposit insurance premiums or assessments imposed on the Company by the FDIC; a failure of the Company’s operating systems or infrastructure, or those of its third-party vendors, that could disrupt its business; risks that are not effectively identified or mitigated by the Company’s risk management framework; and difficulty attracting and/or retaining key executives and/or relationship managers at compensation levels necessary to maintain a competitive market position; as well as the risks and uncertainties described from time to time in the Company’s reports as filed with the SEC. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

CONSOLIDATED BALANCE SHEETS

	At June 30, 2013	At December 31, 2012
	(unaudited)
	(Dollars in thousands except share amounts)
ASSETS
Cash and due from Banks	$36,663	$24,139
Federal funds sold and interest bearing deposits in banks	12,871	6,520
Cash and cash equivalents	49,534	30,659
Securities Available for sale, at fair value	228,766	203,763
Total securities	228,766	203,763
Restricted stock	5,741	5,741
Loans held for sale	3,423	7,634
Loans:
Portfolio loans	882,896	882,548
Allowance for loan losses	(17,815)	(17,637)
Net loans	865,081	864,911
Bank premises and equipment, net	8,456	8,721
Other real estate owned	1,149	1,366
Bank owned life insurance	18,948	18,611
Goodwill, net	21,582	21,582
Intangible assets, net	527	594
Accrued interest receivable	3,896	3,726
Other assets	11,143	10,946
Total Assets	$1,218,246	$1,178,254

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Demand and other noninterest-bearing	$138,728	$139,894
Savings, money market and interest-bearing demand	396,070	377,287
Certificates of deposit	504,481	482,411
Total deposits	1,039,279	999,592
Short-term borrowings	1,859	1,115
Federal Home Loan Bank advances	46,607	46,508
Junior subordinated debentures	16,238	16,238
Accrued interest payable	825	882
Accrued taxes, expenses and other liabilities	4,544	3,775
Total Liabilities	1,109,352	1,068,110
Shareholders' Equity
Preferred stock, Series A Voting, no par value, authorized 150,000 shares at June 30, 2013 and December 31, 2012.	-	-
Fixed rate cumulative preferred stock, Series B, no par value, $1,000 liquidation value, 9,147 shares authorized and issued at June 30, 2013 and 18,880 shares at December 31, 2012.	9,147	18,880
Discount on Series B preferred stock	(27)	(65)
Common stock, par value $1 per share, authorized 15,000,000 shares, issued shares 9,631,896 at June 30, 2013 and 8,272,548 at December 31, 2012.	9,632	8,273
Additional paid-in capital	47,661	39,141
Retained earnings	51,164	48,767
Accumulated other comprehensive income	(2,591)	1,240
Treasury shares at cost, 328,194 shares at June 30, 2013 and at December 31, 2012	(6,092)	(6,092)
Total Shareholders' Equity	108,894	110,144
Total Liabilities and Shareholders' Equity	$1,218,246	$1,178,254

Consolidated Statements of Income (unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
	(Dollars in thousands except share and per share amounts)

Interest Income
Loans	$9,264	$10,194	$18,318	$20,243
Securities:
U.S. Government agencies and corporations	867	1,281	1,708	2,541
State and political subdivisions	298	291	586	578
Other debt and equity securities	138	69	222	141
Federal funds sold and short-term investments	9	10	16	19
Total interest income	10,576	11,845	20,850	23,522

Interest Expense
Deposits	1,236	1,527	2,485	3,158
Federal Home Loan Bank advances	157	212	311	427
Short-term borrowings	-	-	1	-
Junior subordinated debenture	174	173	340	349
Total interest expense	1,567	1,912	3,137	3,934
Net Interest Income	9,009	9,933	17,713	19,588
Provision for Loan Losses	1,050	1,667	2,400	3,567
Net interest income after provision for loan losses	7,959	8,266	15,313	16,021

Noninterest Income
Investment and trust services	440	425	815	815
Deposit service charges	869	929	1,685	1,864
Other service charges and fees	808	804	1,639	1,552
Income from bank owned life insurance	170	169	338	334
Other income	232	58	553	400
Total fees and other income	2,519	2,385	5,030	4,965
Securities gains, net	-	-	178	-
Gains on sale of loans	587	205	1,243	552
Loss on sale of other assets, net	(34)	(47)	(47)	(99)
Total noninterest income	3,072	2,543	6,404	5,418

Noninterest Expense
Salaries and employee benefits	4,224	3,894	9,251	8,005
Furniture and equipment	1,134	1,200	2,083	2,270
Net occupancy	549	554	1,137	1,133
Professional fees	586	564	1,076	1,059
Marketing and public relations	349	395	638	642
Supplies, postage and freight	274	265	581	508
Telecommunications	175	172	337	345
Ohio Franchise tax	302	307	610	623
FDIC assessments	238	394	480	786
Other real estate owned	48	175	125	307
Loan and collection expense	374	308	762	657
Other expense	369	819	823	1,256
Total noninterest expense	8,622	9,047	17,903	17,591
Income before income tax expense	2,409	1,762	3,814	3,848
Income tax expense	586	324	878	905
Net Income	$1,823	$1,438	$2,936	$2,943
Dividends and accretion on preferred stock	117	318	374	637
Net Income Available to Common Shareholders	$1,706	$1,120	$2,562	$2,306

Net Income Per Common Share
Basic	$0.18	$0.14	$0.29	$0.29
Diluted	0.18	0.14	0.29	0.29
Dividends declared	0.01	0.01	0.02	0.02
Average Common Shares Outstanding
Basic	9,303,702	7,944,354	8,755,457	7,934,458
Diluted	9,319,142	7,950,528	8,769,291	7,938,383

LNB Bancorp, Inc.
Supplemental Financial Information
(Unaudited - Dollars in thousands except Share and Per Share Data)

	Three Months Ended				Six Months Ended
	June 30,	March 31,	December 31,	June 30,	June 30,	June 30,
END OF PERIOD BALANCES	2013	2013	2012	2012	2013	2012
Cash and Cash Equivalents	$49,534	$54,954	$30,659	$56,619	$49,534	$56,619
Securities	228,766	223,173	203,763	228,788	228,766	228,788
Restricted stock	5,741	5,741	5,741	5,741	5,741	5,741
Loans held for sale	3,423	6,250	7,634	1,207	3,423	1,207
Portfolio loans	882,896	889,931	882,548	867,459	882,896	867,459
Allowance for loan losses	17,815	17,806	17,637	17,300	17,815	17,300
Net loans	865,081	872,125	864,911	850,159	865,081	850,159
Other assets	65,701	68,940	65,546	65,431	65,701	65,431
Total assets	$1,218,246	$1,231,183	$1,178,254	$1,207,945	$1,218,246	$1,207,945
Total deposits	1,039,279	1,049,176	999,593	1,023,553	1,039,279	1,023,553
Other borrowings	64,704	64,684	63,861	64,560	64,704	64,560
Other liabilities	5,369	7,118	4,656	4,295	5,369	4,295
Total liabilities	1,109,352	1,120,978	1,068,110	1,092,408	1,109,352	1,092,408
Total shareholders' equity	108,894	110,205	110,144	115,537	108,894	115,537
Total liabilities and shareholders' equity	$1,218,246	$1,231,183	$1,178,254	$1,207,945	$1,218,246	$1,207,945

AVERAGE BALANCES
Assets:
Total assets	$1,233,694	$1,195,633	$1,198,845	$1,206,297	$1,214,767	$1,191,376
Earning assets*	$1,147,869	$1,113,292	1,124,703	1,122,918	1,130,676	1,108,268
Securities	$225,644	$207,791	224,876	226,476	217,207	224,654
Portfolio loans	882,499	884,893	883,228	866,909	883,689	859,722
Liabilities and shareholders' equity:
Total deposits	$1,053,952	$1,016,968	$1,013,808	$1,022,428	$1,035,562	$1,008,133
Interest bearing deposits	$914,652	$879,208	870,551	885,922	897,028	877,514
Interest bearing liabilities	$979,260	$943,566	935,239	950,647	961,512	941,840
Total shareholders' equity	110,619	110,416	116,573	115,281	110,518	114,718

INCOME STATEMENT
Total Interest Income	$10,576	$10,274	$10,920	$11,845	$20,850	$23,522
Total Interest Expense	1,567	1,570	1,732	1,912	3,137	3,934
Net interest income	9,009	8,704	9,188	9,933	17,713	19,588
Provision for loan losses	1,050	1,350	1,800	1,667	2,400	3,567
Other income	2,519	2,511	2,598	2,385	5,030	4,965
Net gain on sale of assets	553	821	778	158	1,374	453
Noninterest expense	8,622	9,281	8,634	9,047	17,903	17,591
Income before income taxes	2,409	1,405	2,130	1,762	3,814	3,848
Income tax expense	586	292	491	324	878	905
Net income	1,823	1,113	1,639	1,438	2,936	2,943
Preferred stock dividend and accretion	117	257	310	318	374	637
Net income available to common shareholders	$1,706	$856	$1,329	$1,120	$2,562	$2,306
Common cash dividend declared and paid	$93	$79	$79	$79	$172	$158

Net interest income-FTE (1)	$9,169	$8,860	$9,339	$10,095	$18,029	$19,903
Total Operating Revenue (4)	$12,241	$12,192	$12,715	$12,638	$24,433	$25,321

	Three Months Ended				Six Months Ended
	June 30,	March 31,	December 31,	June 30,	June 30,	June 30,
	2013	2013	2012	2012	2013	2012
PER SHARE DATA
Basic net income per common share	$0.18	$0.10	$0.17	$0.14	$0.29	$0.29
Diluted net income per common share	0.18	0.10	0.17	0.14	0.29	0.29
Cash dividends per common share	0.01	0.01	0.01	0.01	0.02	0.02
Book value per common shares outstanding	10.36	10.87	11.50	11.38	10.36	11.38
Tangible book value per common shares outstanding**	8.06	8.49	8.70	8.58	8.06	8.58
Period-end common share market value	8.59	8.31	5.90	6.58	8.59	6.58
Market as a % of tangible book	106.53%	97.93%	67.82%	76.69%	106.53%	76.69%
Basic average common shares outstanding	9,303,702	8,201,120	7,944,354	7,944,354	8,755,457	7,934,458
Diluted average common shares outstanding	9,319,142	8,212,038	7,949,556	7,950,528	8,769,291	7,938,383
Common shares outstanding	9,631,896	9,303,702	7,944,354	7,944,354	9,631,896	7,944,354

KEY RATIOS
Return on average assets (2)	0.59%	0.38%	0.54%	0.48%	0.49%	0.50%
Return on average common equity (2)	6.61%	4.09%	5.59%	5.02%	5.36%	5.16%
Efficiency ratio	70.44%	76.12%	67.90%	71.59%	73.27%	69.47%
Noninterest expense to average assets (2)	2.80%	3.15%	2.87%	3.02%	2.97%	2.97%
Average equity to average assets	8.97%	9.23%	9.72%	9.56%	9.10%	9.63%
Net interest margin (FTE) (1)	3.20%	3.23%	3.30%	3.61%	3.22%	3.61%
Common stock dividend payout ratio	5.46%	9.59%	5.88%	7.10%	6.83%	6.88%
Common stock market capitalization	$82,738	$77,314	$46,872	$52,274	$82,738	$52,274
Tangible common equity ratio	6.49%	6.52%

ASSET QUALITY
Allowance for Loan Losses
Allowance for loan losses, beginning of period	$17,806	$17,637	$17,587	$17,115	17,637	17,063
Provision for loan losses	1,050	1,350	1,800	1,667	2,400	3,567
Charge-offs	1,667	1,428	2,201	1,621	3,095	3,697
Recoveries	626	247	451	139	873	367
Net charge-offs	1,041	1,181	1,750	1,482	2,222	3,330
Allowance for loan losses, end of period	$17,815	$17,806	$17,637	$17,300	$17,815	$17,300

Nonperforming Assets
Nonperforming loans	$26,605	$28,514	$27,796	$34,993	$26,605	$34,993
Other real estate owned	1,149	1,215	1,366	1,506	1,149	1,506
Total nonperforming assets	$27,754	$29,729	$29,162	$36,499	$27,754	$36,499

Ratios
Total nonperforming loans to total loans	3.01%	3.20%	3.15%	4.03%	3.01%	4.03%
Total nonperforming assets to total assets	2.28%	2.41%	2.48%	3.02%	2.28%	3.02%
Net charge-offs to average loans (2)	0.47%	0.54%	0.79%	0.69%	0.51%	0.78%
Provision for loan losses to average loans (2)	0.48%	0.62%	0.81%	0.77%	0.55%	0.83%
Allowance for loan losses to portfolio loans	2.02%	2.00%	2.00%	1.99%	2.02%	1.99%
Allowance to nonperforming loans	66.96%	62.45%	63.45%	49.44%	66.96%	49.44%
Allowance to nonperforming assets	64.19%	59.89%	60.48%	47.40%	64.19%	47.40%

CAPITAL & LIQUIDITY
Period-end tangible common equity to assets**	6.49%	6.53%	5.98%	5.73%	6.49%	5.73%
Average equity to assets	8.97%	9.23%	9.72%	9.56%	9.10%	9.58%
Average equity to loans	12.53%	12.48%	13.20%	13.30%	12.51%	13.34%
Average loans to deposits	83.73%	87.01%	87.12%	84.79%	85.33%	85.28%
Tier 1 leverage ratio (3)	8.73%	8.88%	8.79%	8.78%	8.73%	8.80%
Tier 1 risk-based capital ratio (3)	11.36%	11.11%	11.21%	11.46%	11.36%	11.39%
Total risk-based capital ratio (3)	12.62%	12.36%	12.47%	13.97%	12.62%	14.01%

(1) FTE -- fully tax equivalent at 34% tax rate
(2) Annualized
(3) 6-30-13 ratio is estimated.
(4) Net interest income on a fully tax-equivalent basis ("FTE") plus noninterest income from operations
* Earning Assets includes Loans Held for Sale
** Non-GAAP measures.

Reconciliation of Pre-Provision Core Earnings*

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2013	2012	2013	2012

Pre-provision Core Earnings*	$3,459	$3,429	$6,214	$7,415
Provision for Loan Losses	1,050	1,667	2,400	3,567
Income before income tax expense	$2,409	$1,762	$3,814	$3,848
* Pre-provision core earnings is a non-GAAP financial measure that the Company’s management believes is useful in analyzing the Company’s underlying performance trends, particularly in periods of economic stress. Pre-provision core earnings is defined as income before income tax expense, adjusted to exclude the impact of provision for loan losses.

CONTACT:
LNB Bancorp, Inc.
Peter. R. Catanese, Senior Vice President, 440-244-7126